UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	The Greater China Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2013

Date of reporting period:	6/30/2013

Item 1 – Reports to Stockholders

The Greater China Fund, Inc.

Semi-Annual Report

June 30, 2013 (Unaudited)

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Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The Greater China Fund, Inc. (the “Fund”) for the six months ended June 30, 2013. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

On January 8, 2013, shareholders overwhelmingly approved Aberdeen Asset Management Asia Limited (“AAMAL”) as the Fund’s new investment manager. AAMAL assumed responsibility for the management of the Fund effective January 9, 2013.

Tender Offer

The Fund completed a tender offer (the “Tender Offer”) for up to 16,987,608 (approximately 70%) of its issued and outstanding shares of common stock, which expired February 6, 2013. The Fund accepted 15,964,319 shares for payment at $13.32 per share, which was equal to 99% of the Fund’s NAV per share as of the close of regular trading on the New York Stock Exchange on February 7, 2013. The 15,964,319 shares represented approximately 65.8% of the Fund’s issued and outstanding shares at that time. See Note 5 of Notes to Financials for further information.

Total Return Performance

For the six months ended June 30, 2013, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was (4.9)%, assuming reinvestment of dividends and distributions versus a return of (5.2)% for the Fund’s benchmark, the MSCI Golden Dragon Index.

Share Price and NAV Performance

For the six months ended June 30, 2013, based on market price, the Fund’s total return was (14.8)%. The Fund’s share price decreased 14.8% over the six months, from $12.86 on December 31, 2012 to $10.96 on June 30, 2013. The Fund’s share price on June 30, 2013 represented a discount of 14.11% to the NAV per share of $12.76 on that date, compared with a discount of 4.10% to the NAV per share of $13.41 on December 31, 2012.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeengch.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data. Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv. Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other Information.

Please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5205 in the United States, or
•	emailing InvestorRelations@aberdeen-asset.com
•	visiting www.aberdeengch.com

Yours sincerely,

Alan R. Goodson

President

The Greater China Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

The MSCI Golden Dragon Index fell during the six-month period ended June 30, 2013, and underperformed the broader region. Increased property market tightening measures and policy risks from “shadow banking”1 weighed on investor sentiment. In particular, anxieties over China’s liquidity crunch amid the spike in interbank rates triggered an equity market sell-off. Towards the end of the period, the People’s Bank of China softened its hard-line stance by aiding selected lenders. Nevertheless, in view of risks from rapid credit expansion, Fitch2 lowered its sovereign credit rating on China’s local currency long-term debt from AA- to A+. Apart from credit-related concerns, investor sentiment was also affected by the fatal avian flu outbreak in the mainland, as well as slowing manufacturing activity. Although growth in the mainland decelerated, the central bank nevertheless held its gross domestic product (GDP) growth target for 2013 at 7.5%.3 Conversely, Taiwan cut its nation’s full-year GDP growth forecast from 3.6% to 2.4%.4

Fund performance review

The top individual stock contributors to the Fund’s performance relative to the benchmark MSCI Golden Dragon Index for the reporting period were Taiwanese companies Giant Manufacturing and Taiwan Mobile. Bicycle maker Giant Manufacturing rallied on the back of investors’ expectations of healthy sales in the second quarter, its peak season, while Taiwan Mobile benefited from investor demand for defensive and higher-yielding stocks.

Conversely, Hong Kong-listed Swire Properties was the top detractor from Fund performance, as its share price corrected following its strong prior performance, on the market’s expectations of less liquidity as the U.S. economy recovers. The lack of exposure to Chinese Internet company Tencent Holdings also hindered Fund performance, as it posted robust first-quarter earnings, driven by higher online games revenue and improved profitability of its e-commerce business.

Outlook

In our opinion, China is at serious risk of a banking crisis if credit expansion from shadow banking continues unchecked. Therefore, we believe that controlling the money supply is key to maintaining macroeconomic stability. But much is dependent on the government’s ability to implement structural reforms, which ultimately reflects Beijing’s shift to quality growth instead of just quantity, in our view. Despite the contraction in recent trade data, policymakers have reiterated their commitment to avoid stimulus. For now, we feel that local companies will need to adjust to a slower pace of growth environment. We maintain a cautious outlook and remain focused on companies that we believe have the ability and wherewithal to withstand this pace of economic consolidation.

Aberdeen Asset Management Asia Limited

[1]

A “shadow banking system” is composed of financial intermediaries involved in facilitating the creation of credit across the global financial system, but whose members are not subject to regulatory oversight. The shadow banking system also refers to unregulated activities by regulated institutions.

[2]	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).
[3]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.
[4]	Source: National Statistics, Republic of China, May 2013.

The Greater China Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry. As of June 30, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

As of June 30, 2013, the Fund held 99.0% of its net assets in equities, 0.6% in a short-term investment and 0.4% in other assets in excess of liabilities.

Asset Allocation as of June 30, 2013

by Standard & Poor’s Global Industry Classification Standard Sectors

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2013:

Name of Security	Percentage of Net Assets
HSBC Holdings PLC	9.4%
Jardine Strategic Holdings Ltd.	7.8
Taiwan Semiconductor Manufacturing Co. Ltd.	7.4
AIA Group Ltd.	7.3
MTR Corporation Ltd.	4.9
Taiwan Mobile Co. Ltd.	4.4
Swire Properties Ltd.	4.3
China Mobile Ltd.	4.2
Hang Lung Properties Ltd.	4.0
PetroChina Co. Ltd. “H”	3.8
Total	57.5%

The Greater China Fund, Inc.

Average Annual Returns (unaudited)

June 30, 2013

The following table summarizes Fund performance compared to the MSCI Golden Dragon Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year periods as of June 30, 2013.

	1 Year	3 Years	5 Years
Net Asset Value (NAV)	10.15%	2.53%	(0.02)%
Market Value	2.94%	1.19%	(2.64)%
MSCI Golden Dragon Index	10.96%	5.29%	2.53%

Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The net operating expense ratio is 2.08%.

The Greater China Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2013

Shares	Description	Value (Note 2)
EQUITIES—99.0%
CHINA—16.8%
CONSUMER STAPLES—3.1%
1,050,000	China Resources Enterprise Ltd.	$3,303,100
ENERGY—7.4%
2,253,000	CNOOC Ltd.	3,822,607
3,798,000	PetroChina Co. Ltd. “H”	4,039,722
		7,862,329
MATERIALS—2.1%
2,380,000	Yingde Gases Group Co. Ltd.	2,197,013
TELECOMMUNICATION SERVICES—4.2%
424,000	China Mobile Ltd.	4,427,856
	Total China	17,790,298
HONG KONG—62.9%
CONSUMER DISCRETIONARY—9.8%
2,806,000	Giordano International Ltd.	2,449,170
1,280,000	Hongkong & Shanghai Hotels Ltd.	2,079,329
1,578,000	Li & Fung Ltd.	2,168,737
1,095,000	Samsonite International SA	2,637,142
600,000	Shangrai-La Asia Ltd.	1,036,570
		10,370,948
CONSUMER STAPLES—2.6%
234,900	Dairy Farm International Holdings Ltd.	2,821,149
FINANCIALS—31.1%
1,829,000	AIA Group Ltd.	7,746,253
1,220,000	Hang Lung Properties Ltd.	4,254,707
158,900	Hong Kong Exchanges & Clearing Ltd.	2,398,962
950,000	HSBC Holdings PLC	9,951,524
250,000	Swire Pacific Ltd. “A”	3,026,552
400,000	Swire Pacific Ltd. “B”	943,743
1,554,400	Swire Properties Ltd.	4,599,261
		32,921,002
INDUSTRIALS—16.7%
156,800	Hong Kong Aircraft Engineering Co. Ltd.	2,106,475
228,000	Jardine Strategic Holdings Ltd.	8,276,400
1,410,000	MTR Corporation Ltd.	5,199,095
3,660,000	Pacific Basin Shipping Ltd.	2,080,953
		17,662,923
INFORMATION TECHNOLOGY—2.4%
228,000	ASM Pacific Technology Ltd.	2,511,826

See Notes to Financial Statements.

The Greater China Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2013

Shares	Description	Value (Note 2)
UTILITIES—0.3%
140,000	Hong Kong & China Gas Co. Ltd.	$342,223
	Total Hong Kong	66,630,071
SINGAPORE—1.5%
FINANCIALS—1.5%
1,680,000	Yanlord Land Group Ltd.	1,629,268
TAIWAN—17.8%
CONSUMER DISCRETIONARY—3.0%
466,000	Giant Manufacturing Co. Ltd.	3,202,963
INFORMATION TECHNOLOGY—10.4%
272,602	MediaTek Inc.	3,169,791
2,124,000	Taiwan Semiconductor Manufacturing Co. Ltd.	7,866,404
		11,036,195
TELECOMMUNICATION SERVICES—4.4%
1,170,000	Taiwan Mobile Co. Ltd.	4,625,972
	Total Taiwan	18,865,130
	Total Equities (cost $108,683,721)	104,914,767

Shares
SHORT-TERM INVESTMENT—0.6%
MONEY MARKET FUND (1)—0.6%
625,519	JPMorgan Prime Money Market Fund, 0.01% (cost $625,519)	625,519
	Total Investments (cost $109,309,240)—99.6%	105,540,286

	Other assets in excess of liabilities—0.4%	417,378
	Net Assets—100.0%	$105,957,664

The following abbreviation is used in the portfolio descriptions:

PLC—Public Limited Company

(1)	Rate shown reflects yield at June 30, 2013.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices generally in active markets for identical securities.

Level 2 – other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3 – significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2013

The following is a summary of the inputs used as of June 30, 2013 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Equities
China	$17,790,298	$–	$–
Hong Kong	66,630,071	–	–
Singapore	1,629,268	–	–
Taiwan	18,865,130	–	–
Money Market Funds	625,519	–	–
Total	$105,540,286	$–	$–

Fair Value of Level 2 investments at December 31, 2012 was $313,605,230 of which was a result of fair valuing foreign securities using pricing vendor adjustment factors. An amount of $37,995,699 was transferred from Level 2 into Level 1 at June 30, 2013 as a result of using quoted prices in active markets for such foreign securities.

It is the Fund’s policy to recognize transfers in and transfers out at the fair values as of the beginning of the period. For the six months ended June 30, 2013, there have been no significant changes to the fair valuation methodologies.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2013

Assets
Investments, at value (cost $109,309,240)	$105,540,286
Foreign currency (cost $469,583)	469,716
Dividends and interest receivable	333,750
Receivable for securities sold	36,219
Prepaid assets	26,600
Total assets	106,406,571

Liabilities
Payable for securities purchased	120,770
Payable to custodian	91,516
Investment management fee payable (Note 3)	87,969
Director fees payable	28,750
Administration fee payable (Note 3)	17,722
Investor relations fee payable (Note 3)	16,136
Accrued expenses	86,044
Total liabilities	448,907

Net Assets	$105,957,664

Composition of Net Assets
Common stock (par value $0.001 per share)	$8,304
Paid-in capital in excess of par	94,152,312
Distributions in excess of net investment income	(1,002,395)
Accumulated net realized gain on investment and foreign currency transactions	16,568,029
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(3,768,586)
Net Assets	$105,957,664
Net asset value per common share based on 8,303,693 shares issued and outstanding	$12.76

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2013

Investment Income

Dividends (net of foreign withholding taxes of $50,876)	$1,467,832
Total investment income	1,467,832

Expenses
Investment management fees (Note 3)	821,934
Administration fees (Note 3)	175,166
Directors’ fees and expenses	285,000
Legal fees and expenses	234,000
Custodian and accounting fees	85,000
Insurance expense	82,000
Reports and notices to shareholders	30,000
Audit fees	28,000
Investor relations fees (Note 3)	22,000
New York Stock Exchange listing fee	12,000
Transfer agent fees and expenses	6,000
Miscellaneous expenses	36,446
Total expenses	1,817,546

Net investment loss	(349,714)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	41,898,918
Foreign currency transactions	(16,683)
41,882,235

Net change in unrealized appreciation (depreciation) on:
Investments	(48,303,775)
Foreign currencies	367
(48,303,408)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6,421,173)
Net Decrease in Net Assets from Investment Operations	$(6,770,887)

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2013 (unaudited)	For the Year Ended December 31, 2012

Increase (Decrease) from Investment Operations
Net investment income (loss)	$(349,714)	$1,158,152
Net realized gain (loss) on:
Investment transactions	41,898,918	(17,669,248)
Foreign currency transactions	(16,683)	(48,312)
	41,882,235	(17,717,560)
Net change in unrealized appreciation (depreciation) on:
Investments	(48,303,775)	69,652,081
Foreign currencies	367	(462)
	(48,303,408)	69,651,619
Total increase (decrease) from investment operations	(6,770,887)	53,092,211

Dividends and Distributions to Shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	—	(1,249,803)
Distributions paid from net realized gain on investments	—	—
Total dividends and distributions to shareholders	—	(1,249,803)

Common Stock Transactions
Cost of Shares Tendered (Note 5)	(212,747,735)	—
Net decrease in net assets from capital stock transactions	(212,747,735)	—
Net increase (decrease) in net assets	(219,518,622)	51,842,408

Net Assets
Beginning of period	325,476,286	273,633,878
End of period (including distributions in excess of net investment income of $(1,002,395) and $(652,681), respectively)	$105,957,664	$325,476,286

See Notes to Financial Statements.

The Greater China Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2013* (unaudited)		For the Years Ended December 31,
			2012	2011*		2010*	2009	2008*
Per Share Operating Performance:
Net asset value, beginning of period	$13.41		$11.28	$14.30		$14.67	$8.90	$28.91
Increase (Decrease) From Investment Operations
Net investment income (loss)	(0.03)		0.05	0.08		0.04	0.02	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.85)		2.13	(2.93)		0.53	5.83	(13.45)
Total from investment operations	(0.88)		2.18	(2.85)		0.57	5.85	(13.30)
Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	–		(0.05)	(0.18)		(0.01)	(0.08)	–
Distributions from net realized gain	–		–	(0.03)		–	–	(6.66)
Total dividends and distributions	–		(0.05)	(0.21)		(0.01)	(0.08)	(6.66)
Fund Share Transactions
Dilutive effect resulting from issuance of shares in stock dividend	–		–	–		–	–	(0.05)
Dilutive effect of rights offering	–		–	–		(0.80)	–	–
Offering costs charged to paid-in capital in excess of par	–		–	–		(0.13)	–	–
Accretion to net asset value, resulting from share repurchases and shares tendered	0.23		–	0.04		–	–	–
Total of share transactions	0.23		–	0.04		(0.93)	–	(0.05)
Net asset value, end of period	$12.76		$13.41	$11.28		$14.30	$14.67	$8.90
Market value, end of period	$10.96		$12.86	$10.07		$13.15	$13.92	$8.32
Total Investment Return(1)	(14.77	)%(2)	28.23% (2)	(21.85	)%(2)	(5.41)%	68.40%	(49.56)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,958		$325,476	$273,634		$434,151	$333,947	$202,510
Ratio of expenses to average net assets	2.08%	(3)	2.07%	1.66%		1.85%	1.96%	2.01%
Ratio of net investment income (loss) to average net assets	(0.40	)%(3)	0.39%	0.61%		0.30%	0.19%	0.93%
Portfolio turnover	42%	(4)	88%	97%		68%	105%	133%

*	Based on average shares outstanding.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total returns for periods of less than one year are not annualized.
(2)	Total investment return based on the net asset value (“NAV”) is calculated based on change in the NAV and assumes reinvestment of dividends and distributions, if any. For the six month period ended June 30, 2013 and, the years ended December 31, 2012 and December 31, 2011, such return would be (4.85)%, 19.37% and (19.50)%, respectively, using the reinvestment price in accordance with the Fund’s Dividend Reinvestment Plan.
(3)	Annualized.
(4)	Not annualized.

The Greater China Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2013

1. Organization

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company and commenced operations on July 23, 1992. The Fund’s investment objective is to seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China and/or Hong Kong and/or Taiwan; or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China and/or Hong Kong and/or Taiwan or have at least 50% of their assets in China and/or Hong Kong and/or Taiwan.

2. Significant Accounting Policies

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments:

The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under the Fund’s Valuation Procedures, a Valuation Committee was established by the Board of Directors and is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, warrants, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. To the extent these securities are valued at the last sale price, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. Where there are unobservable inputs used when determining such valuation, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or

The Greater China Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2013

information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Fund may hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

(b) Investment Transactions and Investment Income:

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

(c) Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies. Net realized foreign currency gains or losses are treated as ordinary income losses for income tax reporting purposes.

(d) Dividends and Distributions:

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

(e) Tax:

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

3. Investment Management and Administration Agreements

(a) Investment Manager:

On January 8, 2013, the shareholders of the Fund voted to approve a new investment management agreement (the “Investment Management Agreement”) between the Fund and Aberdeen Asset Management Asia Limited (“AAMAL”). AAMAL, a direct wholly-owned subsidiary of Aberdeen Asset Management PLC (together

The Greater China Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2013

with its affiliates “Aberdeen”), assumed responsibility for the investment management of the Fund on January 9, 2013, replacing the Fund’s prior investment manager, Baring Asset Management (Asia) Ltd. Under the terms of the Investment Management Agreement, AAMAL manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund.

As a compensation for its services, AAMAL receives a monthly fee, computed weekly, at an annual rate of 1.00% of the Fund’s average weekly net assets up to and including $100 million, 0.90% of the Fund’s average weekly net assets above $100 million up to and including $200 million, and 0.75% of the Fund’s average weekly net assets above $200 million, effective beginning January 9, 2013. For the six months ended June 30, 2013, AAMAL earned a total of $746,901 in management fees.

The prior investment manager, Baring Asset Management (Asia) Ltd, received for its services a monthly fee, computed weekly, at an annual rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million. For the period January 1, 2013 through January 8, 2013, the Fund paid a total of $75,033 in management fees to Baring Asset Management (Asia) Ltd.

(b) Fund Administration:

Prudential Investments LLC (the “Administrator”), has an administration agreement (the “Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act of 1940, as amended.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information;

provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

The Investor Relations Service Agreement became effective February 26, 2013, and for the period ended June 30, 2013, the Fund incurred fees of $22,164 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

For the six months ended June 30, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $71,394,894 and $284,755,266, respectively.

5. Capital

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the six months ended June 30, 2013, the Fund repurchased 15,964,319 shares in connection with the Fund’s tender offer. There were no transactions in shares of common stock for the year ended December 31, 2012.

On January 8, 2013, the Fund commenced an issuer tender offer to acquire in exchange for cash up to 70% of the Fund’s issued and outstanding shares at a price per share equal to 99% of the Fund’s net asset value per share as determined by the Fund on the next business day following the expiration date of the tender offer (the “Tender Offer”). The Tender Offer terminated at 11:59 p.m. Eastern Time on February 6, 2013. The Fund purchased 15,964,319 shares which represented 65.8% of the shares outstanding covered by the offer at a price of $13.32 per share, which represented a price equal to 99% of the net asset value per share as of the close of trading on the NYSE on February 7, 2013. The Fund made payment to the shareholders who tendered in an aggregate amount of $212,644,735.

6. Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a

The Greater China Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2013

specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

7. Distributions and Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation on a tax basis as of June 30, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation
$113,066,977	$1,408,553	$(8,935,244)	$(7,526,691)

The difference between book basis and tax basis of investments is attributable to deferred losses on wash sales and investments in passive foreign investment companies.

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2012 of approximately $22,208,000 which can be carried forward for an unlimited period. No capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Fund incurred currency losses from November 1, 2012 to December 31, 2012 of approximately $1,200 which it deferred in 2012 and will recognize in the fiscal year ending December 31, 2013.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s U.S. federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the U.S. Internal Revenue Service and state departments of revenue.

8. Share Repurchase Program

On May 25, 2011, the Fund announced that the Board of Directors approved the establishment of a Share Repurchase Plan pursuant to which the Fund is authorized to repurchase up to 5% of the Fund’s outstanding common shares on June 30, 2011 during the period July 1, 2011 through June 30, 2012. For the period July 1, 2012 through June 30, 2013, the Board of Directors has authorized the Fund to repurchase pursuant to the Share Repurchase Plan up to 5% of the Fund’s outstanding shares on June 30, 2012. The Board of Directors of the Fund may amend or terminate the Fund’s Share Repurchase Plan solely in its discretion, at any time during the duration of the Plan.

During the six month period ended June 30, 2013, the Fund did not repurchase any Fund shares.

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures or adjustments were required to the report as of June 30, 2013.

The Greater China Fund, Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless BNY Mellon Investment Servicing (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o BNY Mellon Investment Services, P.O. Box 358016, Pittsburgh, Pennsylvania 15252-8016. For further information regarding the plan, you may also contact the Plan Agent directly at 1-866-333-6532.

The Greater China Fund, Inc.

Proxy Voting Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on June 14, 2013 at the offices of Aberdeen Asset Management, Inc., 712 Fifth Avenue, 49th Floor, New York, New York. Shareholders voted to re-elect John A. Bult to serve as a Class II director for a term expiring in 2014 and elect Moritz A. Sell to serve as a Class I director for a term expiring in 2016, or until their successors are duly elected and qualify. The description of the proposals and number of shares voted at the meeting are as follows:

I. Election of directors:

Directors	Votes For	Votes Withheld
Class II
John A. Bult	5,356,689	387,021
Class I
Moritz A. Sell	5,414,439	329,271

Prior to the annual meeting of shareholders, Gregory A. Hazlett determined not to stand for election as a Class I director.

Directors whose term of office continued beyond this meeting are as follows: John A. Hawkins, C. William Maher, Jonathan J.K. Taylor, and Tak Lung Tsim.

The Greater China Fund, Inc.

Corporate Information

Directors

John A. Hawkins, Chairman

John A. Bult

C. William Maher

Moritz A. Sell

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Alan R. Goodson, President

Christian Pittard, Vice President

Nicholas Yeo, Vice President and Portfolio Manager

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Effective January 9, 2013:

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01, Capital Square Two, Singapore 049480

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

BNY Mellon Investment Servicing

P.O. Box 358016

Pittsburgh, Pennsylvania 15252-8016

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as at June 30, 2013, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of The Greater China Fund, Inc. are traded on the NYSE under the symbol “GCH”. Information about the Fund’s net asset value and market price is available at www.aberdeengch.com.

This report, including the financial information herein, is transmitted to the shareholders of The Greater China Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Corporate Information

As part of our ongoing commitment to provide information to shareholders, Aberdeen invites you to visit your Fund on the web at www.aberdeengch.com.

From this page, you can view monthly fact sheets, read news from our portfolio managers, learn more about the Fund’s distributions and results, view daily fact sheets courtesy of Morningstar®, conduct portfolio charting and see other information designed to keep you up-to-date on your investment.

Aberdeen Closed-End Fund Talk Channel

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch portfolio manager web casts and our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit our Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.

nsf/usClosed/aberdeentv.

E-mail Services

Make sure you are enrolled in our e-mail services, which feature timely news from Aberdeen’s portfolio managers located around the world.

Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest news about your Fund.

Please contact Aberdeen Asset Management’s Investor Relations division by:

Calling us toll free at 1-866-839-5205 in the U.S.

E-mailing us at InvestorRelations@aberdeen-asset.com

Visiting us on the web at www.aberdeen-asset.us/cef

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103

Telephone: 1-866-839-5205

www.aberdeen-asset.us/cef

Item 2	–	Code of Ethics – Not required, as this is not an annual filing.

Item 3	–	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4	–	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5	–	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders

During the period ended June 30, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11	–	Controls and Procedures

(a)     It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)     There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	August 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alan R. Goodson
Alan R. Goodson
President and Principal Executive Officer

Date	August 23, 2013

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	August 23, 2013

*	Print the name and title of each signing officer under his or her signature.